Exhibit 99.2

Q2 FY07 Earnings Call

Safe-Harbor Statement FORWARD-LOOKING INFORMATION This presentation contains forward-looking statements. All forward-looking statements speak only as of the date of this presentation. Except as required by applicable law, we do not intend to publicly update or revise any forward-looking statements. These forward-looking statements are only predictions and are not guarantees of performance. These statements are based on our management’s beliefs and assumptions, which in turn are based on currently available information. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Many of these factors are beyond our ability to control or predict. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continues” or the negative of these terms or other comparable terminology. These statements include, among others, statements regarding our expected business outlook, anticipated financial and operating results, our business strategy and means to implement the strategy, our objectives, the amount and timing of capital expenditures, the likelihood of our success in expanding our business, financial plans, budgets, working capital needs and sources of liquidity. Potential investors should carefully review in its entirety our filings with the Securities and Exchange Commission from time to time. You should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in our periodic reports could harm our business, prospects, operating results, and financial condition.

Bill Angrick Chief Executive Officer

Diversification and Growth GMV Mix D.O.D. Surplus 52.2% D.O.D. Scrap 19.3% 25% International 3.5% Commercial 47.6% D.O.D. Surplus 25.5% D.O.D. Scrap 22.9% International 4.0% Q2 ‘06 Q2 ‘07 Commercial Business is LSI’s Largest and Fastest Growing Segment

Strong Commercial Seller Relationships Commercial Sellers Key Growth Drivers Big Box Retailers Leading E-Tailers Department Store Chains Service Companies Distributors and VARs Manufacturers and OEMs LSI’s Serves a Growing Pipeline of Major Commercial Sellers Upside sharing/aligned interests Data transparency End-to-end solution Value added services Knowledge and focus “Network effects”

The LSI Network Effect LSI Delivers Significant Value to Buyers and Sellers Creating a Network Effect New & Expanded Seller Relationships Broader Product & Service Offering Increased Buyer Demand Network Effect Increased Rate of Return Effect Network

Commercial Business Growth- Last 18 months $7.9M $11.0M $12.8M Commercial Gross Merchandise Volume 261% Growth $11.7M $20.1M $28.5M 29% Average Sequential Quarterly Growth FY 2006 FY 2007 Six consecutive quarters of 100%+ YOY growth Q1 Q2 Q3 Q4 Q1 Q2

Scrap Business Growth – Last 18 Months $7.0M $8.5M $9.9M 14.5% Avg. Sequential Quarterly Growth $13.8M $12.5M $13.7M 96% Growth FY 2006 FY 2007 Scrap Gross Merchandise Volume Q1 Q2 Q3 Q4 Q1 Q2

Healthy and Liquid Buyer Marketplace 4.8 5.4 5.2 Average Auction Participants Per Completed Transaction 5.1 5.0 5.5 FY 2006 FY 2007 3.0 Internal Goal Q1 Q2 Q3 Q4 Q1 Q2

Customer Returns – 17 Exercise Monitors Unique Bidders: 7 Winning Bid: $1,157/ $68.06 each ~ 32% MSRP Commercial Business Auction Highlights Shelf Pulls – 81 Pairs Designer Shoes Unique Bidders : 6 Winning Bid: $2,250/ $27.79 each 27% MSRP Customer Returns – 14 Portable Gaming Systems Unique Bidders: 10 Winning Bid: $2,725/ $194.64 each 78% MSRP

Pentium III & IV CPUs - 6 month term contract Unique Bidders: 12 Winning Bid: $545,050/ $46.15 each Scrap Metal – Inconel 130,000 lbs Unique Bidders: 14 Winning Bid: $1,482,700.00/ $11.40 per lbs  DOD Business Auction Highlights Medical Equipment – 5 Dental Chairs Unique Bidders: 9 Winning Bid: $18,760/ $3,752 each

Jim Rallo Chief Financial Officer

Financial Highlights $49M $72M $89M Gross Merchandise Volume FY Ended 9/30 $44M $61M $76M $89M Revenue Profit Sharing Model Consignment Model Buyer Premium Fees Pay-Per-Click Fees 37% CAGR 35% CAGR $173M $102M FY Ended 9/30 $148M $44M $60M 37% $37M $49M 3 Mos Ended 3/31 $81M $113M 6 Mos Ended 3/31 41% $69M $94M 6 Mos Ended 3/31 3 Mos Ended 3/31 ‘02 ‘03 ‘04 ‘05 ‘06 ‘06 ‘07 Q2 ‘06 Q2 ‘07 ‘02 ‘03 ‘04 ‘05 ‘06 ‘06 ‘07 Q2 ‘06 Q2 ‘07 36% 33%

Accelerating Profitability (1) Adjusted EBITDA shown for fiscal years 2002 - 2006 and the interim periods includes adjustments for stock-based compensation and a portion of certain acquisition payments. For the fiscal years ended September 30, 2002, 2003, 2004, 2005 and 2006, Net Income was $1.3M, $2.8M, $5.3M, $4.1M and $8.0M, respectively. For the six months ended March 31, 2006 and 2007, Net Income was $3.4M and $4.8M, respectively. For the three months ended March 31, 2006, and 2007, Net Income was $1.9M and $2.5M, respectively. See slide #18 for a reconciliation to Net Income. FY Ended 9/30 Adjusted EBITDA (1) 3 Mos Ended 3/31 6 Mos Ended 3/31 $3.8M $6.1M $6.7M 57% CAGR $2.5M $15.0M $3.8M $4.7M 23% 26% $8.8M $7.0M ‘02 ‘03 ‘04 ‘05 ‘06 ‘06 ‘07 Q2 ‘06 Q2 ‘07

Accelerating Profitability Adjusted Net Income (2) (2) Adjusted Net Income shown for fiscal years 2002 - 2006 and the interim periods includes adjustments for stock-based compensation and a portion of certain acquisition payments. For the fiscal years ended September 30, 2002, 2003, 2004, 2005 and 2006, Net Income was $1.3M, $2.8M, $5.3M, $4.1M and $8.0M, respectively. For the six months ended March 31, 2006 and 2007, Net Income was $3.4M and $4.8M, respectively. For the three months ended March 31, 2006, and 2007, Net Income was $1.9M and $2.5M, respectively. See slide #18 for a reconciliation to Net Income. FY Ended 9/30 $(0.6)M $0.7M $4.4M $4.2M $8.4M $2.0M $2.8M 42% 55% $3.4M $5.3M 6 Mos Ended 3/31 3 Mos Ended 3/31 ‘02 ‘03 ‘04 ‘05 ‘06 ‘06 ‘07 Q2 ‘06 Q2 ‘07

Key Operating Metrics

Total Registered Buyers



66% CAGR
69K
150K
264K
386K
524K
459K
613K
'02
'03
'04
'05
'06
Q2 '06
Q2 '07
FY Ended 9/30
3 Mos Ended 3/31

Total Auction Participants



25% CAGR
404K
552K
671K
848K
993K
486K
534K
'02
'03
'04
'05
'06
'06
'07
FY Ended 9/30
6 Mos Ended 3/31

Completed Transactions



21% CAGR
92K
123K
141K
173K
194K
95K
101K
'02
'03
'04
'05
'06
'06
'07
FY Ended 9/30
6 Mos Ended 3/31

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Strong Balance Sheet As of March 31, 2007 In Thousands Cash, cash equivalents and short- term investments $60,186 Working capital 53,500 102,194 Total assets Total stockholders’ equity 74,095 28,099 Total liabilities

Reconciliation of Financial Data

Liquidity Services Inc.

In Thousands

	Year ended September 30,					Six Months Ended March 31,		Three Months Ended March 31,	
	2002	2003	2004	2005	2006	2006	2007	2006	2007
Net Income	$1,324	$2,776	$5,269	$4,122	$7,981	$3,396	$4,787	$1,928	$2,474
Interest (income) expense and other income, net	169	391	621	570	(431)	574	(1,149)	211	(551)
Provision for income taxes	-	351	541	1,166	5,295	2,238	3,288	1,259	1,746
Amortization of contract intangibles	2,483	1,862	-	135	813	407	407	203	203
Depreciation and amortization	408	465	531	586	727	322	581	170	309
EBITDA	$4,384	$5,845	$6,962	$6,579	$14,385	$6,937	$7,914	$3,771	$4,181
Stock compensation expense	-	-	85	87	623	61	883	51	519
Adjustment	(1,899)	(2,095)	(932)	-	-	-	-	-	-
Adjusted EBITDA	$2,485	$3,750	$6,115	$6,666	$15,008	$6,998	$8,797	$3,822	$4,700

	Year ended September 30,					Six Months Ended March 31,		Three Months Ended March 31,	
	2002	2003	2004	2005	2006	2006	2007	2006	2007
Profit Sharing distributions	$17,717	$30,427	$39,718	$48,952	$80,253	$38,889	$36,460	$20,719	$17,731
Adjustment	1,899	2,095	932	-	-	-	-	-	-
Adjusted profit-sharing distributions	$19,616	$32,522	$40,650	$48,952	$80,253	$38,889	$36,460	$20,719	$17,731
Net Income	$1,324	$2,776	$5,269	$4,122	$7,981	$3,396	$4,787	$1,928	$2,474
Stock compensation expense (net of tax)	-	-	85	68	374	37	521	31	306
Adjustment	(1,899)	(2,095)	(932)	-	-	-	-	-	-
Adjusted net income	($575)	$681	$4,422	$4,190	$8,355	$3,433	$5,308	$1,959	$2,780

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